UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934

 Date of Report (Date of Earliest Event Reported): January 8, 2018

Foundation Medicine, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36086	27-1316416
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
150 Second Street Cambridge, MA	02141
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (617) 418-2200

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ⊠

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ⊠

 Item 2.02. Results of Operations and Financial Condition.

On January 8, 2018, Foundation Medicine, Inc. (the “Company”) issued a press release announcing preliminary financial results for the quarter and year ended December 31, 2017. A copy of the press release is being furnished as Exhibit 99.1 to this Report on Form 8-K.

Item 7.01.  Other Events.

Troy Cox, the Company’s Chief Executive Officer, will present at the 36th Annual J.P. Morgan Healthcare Conference on Monday, January 8, 2018 at 3:30 p.m. PST in San Francisco. A copy of the presentation slide deck is being furnished as Exhibit 99.2 to this Report on Form 8-K. Additionally, Mr. Cox will participate in a panel discussion focused on the Food & Drug Administration and Centers for Medicare and Medicaid Services Parallel Review process on Monday, January 8, 2018 at 5:15 p.m. PST. The presentation and panel discussion will each be webcast live through the Company’s website at investors.foundationmedicine.com.

Reference is made to, and there is hereby incorporated by reference into this Item 7.01, the information set forth above under “Item 2.02. Results of Operations and Financial Condition.” relating to the press release announcing preliminary financial results.

The information in this Report on Form 8-K and Exhibits 99.1 and 99.2 attached hereto is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

 Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press release issued by Foundation Medicine, Inc. dated January 8, 2018, furnished hereto.
99.2	Presentation Slide Deck, furnished hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 8, 2018	FOUNDATION MEDICINE, INC.

	By:	/s/ Robert W. Hesslein
Robert W. Hesslein
Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release issued by Foundation Medicine, Inc. dated January 8, 2018, furnished hereto.
99.2	Presentation Slide Deck, furnished hereto.